UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 5, 2006 (September 1, 2006)
World Air Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26582	20-2121036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia	30269

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 770-632-8322
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT/RANDY MARTINEZ
EX-10.2 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT/JEFFREY L. MACKINNEY
EX-10.3 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT/ROBERT R. BINNS
EX-10.4 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT/CHARLES H.J. ADDISON
EX-10.5 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT/CHARLES P. MCDONALD
EX-10.6 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT/MARK M. MCMILLIN
EX-10.7 FORM OF RESTRICTED STOCK AWARD FOR EXECUTIVE OFFICERS
EX-99.1 PRESS RELEASE DATED 9-5-06

Item 1.01 Entry into a Material Definitive Agreement.
Employment Agreements.
     On September 1, 2006, World Air Holdings, Inc., a Delaware corporation (“we”, “us” or the “Registrant”), entered into employment agreements with the following executive officers: Randy J. Martinez, Jeffrey L. MacKinney, Robert R. Binns, Charles H.J. Addison, Charles P. McDonald and Mark M. McMillin. The employment agreements became effective on September 1, 2006 and supersede all previous employment agreements between the Registrant and such officers.
Employment Agreement between Registrant and Randy J. Martinez.
     The employment agreement between the Registrant and Randy J. Martinez, the Chief Executive Officer of the Registrant, is for an initial term of three years. Commencing with the first day of the initial term, the term of such employment agreement will renew each day such that the term remains a three-year term from day-to-day thereafter unless either party gives written notice of nonrenewal to the other party. In the event such notice of nonrenewal is given, the employment agreement and the term of employment will expire on the third anniversary following the date such written notice is received. The initial annual base salary is $375,000.
     The employment agreement with Mr. Martinez may be terminated: (i) by the Registrant for cause (as defined in the employment agreement) or without cause; (ii) by Mr. Martinez for good reason (as defined in the employment agreement) or without good reason; or (iii) by the Registrant or Mr. Martinez as a result of the disability (as defined in the employment agreement) of Mr. Martinez.
     If Mr. Martinez’s employment is terminated by the Registrant without cause or by Mr. Martinez for good reason:
•	the Registrant will pay Mr. Martinez an amount (the “Martinez Severance Payment”) equal to two times the average of the last three completed calendar years (or the average of the last two full calendar years actually completed in the event Mr. Martinez has completed less than three full calendar years of service) of his annual total cash compensation;

•	the Registrant will reimburse Mr. Martinez for certain of the costs of obtaining COBRA health continuation coverage; and

•	any unvested stock option and/or restricted stock grants will become fully vested.
If the termination of employment by the Registrant without cause or by Mr. Martinez for good reason occurs within 12 months following the effective date of a change in control (as defined in the employment agreement), the Martinez Severance Payment is required to be paid in a lump sum within 15 days following the effective date of the termination of employment. Otherwise the Martinez Severance Payment is required to be paid as follows: 50% of such amount is required to be paid within 15 days following the effective date of the termination of employment and the remaining 50% is required to be paid on the first to occur of (i) six months following the termination or (ii) March 15 of the year following the year of termination.

     If Mr. Martinez’s employment is terminated as a result of his death or disability, any unvested stock option and/or restricted stock grants will become fully vested, and the Registrant will pay the costs of certain COBRA health continuation coverage.
     In the event of a change in control, all unvested stock option and/or restricted stock grants will vest immediately prior to the effective date of the change in control.
     The employment agreement includes provisions for the protection of the Registrant’s proprietary information and non-competition and non-solicitation provisions.
     The above description of Mr. Martinez’ employment agreement is a summary of the material terms of the agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated herein by reference.
Employment Agreement between Registrant and Jeffrey L. MacKinney.
     The employment agreement between the Registrant and Jeffrey L. MacKinney, the President of the Registrant, is for an initial term of three years. Commencing with the first day of the initial term, the term of such employment agreement will renew each day such that the term remains a three-year term from day-to-day thereafter unless either party gives written notice of nonrenewal to the other party. In the event such notice of nonrenewal is given, the employment agreement and the term of employment will expire on the third anniversary following the date such written notice is received. The initial annual base salary is $285,000.
     The employment agreement with Mr. MacKinney may be terminated: (i) by the Registrant for cause (as defined in the employment agreement) or without cause; (ii) by Mr. MacKinney for good reason (as defined in the employment agreement) or without good reason; or (iii) by the Registrant or Mr. MacKinney as a result of the disability (as defined in the employment agreement) of Mr. MacKinney.
     If Mr. MacKinney’s employment is terminated by the Registrant without cause or by Mr. MacKinney for good reason:
•	the Registrant will pay Mr. MacKinney (the “MacKinney Severance Payment”) an amount equal to two times the average of the last three completed calendar years (or the average of the last two full calendar years actually completed in the event Mr. MacKinney has completed less than three full calendar years of service) of his annual total cash compensation;

•	the Registrant will reimburse Mr. MacKinney for certain of the costs of obtaining COBRA health continuation coverage; and

•	any unvested stock option and/or restricted stock grants will become fully vested.

If the termination of employment by the Registrant without cause or by Mr. MacKinney for good reason occurs within 12 months following the effective date of a change in control (as defined in the employment agreement), the MacKinney Severance Payment is required to be paid in a lump sum within 15 days following the effective date of the termination of employment. Otherwise the MacKinney Severance Payment is required to be paid as follows: 50% of such amount is required to be paid within 15 days following the effective date of the termination of employment and the remaining 50% is required to be paid on the first to occur of (i) six months following the termination or (ii) March 15 of the year following the year of termination.
     If Mr. MacKinney’s employment is terminated as a result of his death or disability, any unvested stock option and/or restricted stock grants will become fully vested, and the Registrant will pay the costs of certain COBRA health continuation coverage.
     In the event of a change in control, all unvested stock option and/or restricted stock grants will vest immediately prior to the effective date of the change in control.
     The employment agreement includes provisions for the protection of the Registrant’s proprietary information and non-competition and non-solicitation provisions.
     The above description of Mr. MacKinney’s employment agreement is a summary of the material terms of the agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 of this Current Report on Form 8-K and is incorporated herein by reference.
Employment Agreement between Registrant and Robert R. Binns.
     The employment agreement between the Registrant and Robert R. Binns, the Chief Marketing Officer of the Registrant, is for an initial term that continues through April 26, 2007. If either party gives the other party written notice not less than 180 days prior to the end of the initial term that the party giving such notice intends not to renew the term of the employment agreement, the employment agreement will terminate at the end of such initial term. If such notice is not given and the employment agreement is not otherwise terminated in accordance with its terms, then the term of the employment agreement will renew each day following the initial term such that the term of the employment agreement remains a three-year term from day-to-day thereafter unless either party gives written notice of nonrenewal to the other party. In the event such notice of nonrenewal is given, the employment agreement and the term of employment will expire on the third anniversary following the date such written notice is received. The initial annual base salary is $210,000.
     The employment agreement with Mr. Binns may be terminated: (i) by the Registrant for cause (as defined in the employment agreement) or without cause; (ii) by Mr. Binns for good reason (as defined in the employment agreement) or without good reason; or (iii) by the Registrant or Mr. Binns as a result of the disability (as defined in the employment agreement) of Mr. Binns.
     If Mr. Binns’ employment is terminated by the Registrant without cause or by Mr. Binns for good reason:

•	The Registrant will pay to Mr. Binns an amount (the “Binns Severance Payment”) equal to (i) his base salary in effect at the time of termination, if such termination occurs during the initial term, and (ii) 1.5 times the average of the last three completed calendar years (or the average of the last two full calendar years actually completed in the event Mr. Binns has completed less than three full calendar years of service) of his annual total cash compensation, if such termination occurs after the initial term;

•	the Registrant will reimburse Mr. Binns for certain of the costs of obtaining COBRA health continuation coverage; and

•	any unvested stock option and/or restricted stock grants will become fully vested.
If the termination of employment by the Registrant without cause or by Mr. Binns for good reason occurs within 12 months following the effective date of a change in control (as defined in the employment agreement), the Binns Severance Payment is required to be paid in a lump sum within 15 days following the effective date of the termination of employment. Otherwise such amount is required to be paid as follows: 50% of the Binns Severance Payment is required to be paid within 15 days following the effective date of the termination of employment and the remaining 50% is required to be paid on the first to occur of (i) six months following the termination or (ii) March 15 of the year following the year of termination.
     If Mr. Binns’ employment is terminated as a result of his death or disability, any unvested stock option and/or restricted stock grants will become fully vested, and the Registrant will pay the costs of certain COBRA health continuation coverage.
     In the event of a change in control, all unvested stock option and/or restricted stock grants will vest immediately prior to the effective date of the change in control.
     The employment agreement includes provisions for the protection of the Registrant’s proprietary information and non-competition and non-solicitation provisions.
     The above description of Mr. Binns’ employment agreement is a summary of the material terms of the agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.3 of this Current Report on Form 8-K and is incorporated herein by reference.
Employment Agreement between Registrant and Charles H.J. Addison.
     The employment agreement between the Registrant and Charles H.J. Addison, the Chief Information Officer of the Registrant, is for an initial term of three years. Commencing with the first day of the initial term, the term of such employment agreement will renew each day such that the term remains a three-year term from day-to-day thereafter unless either party gives written notice of nonrenewal to the other party. In the event such notice of nonrenewal is given, the employment agreement and the term of employment will expire on the third anniversary following the date such written notice is received. The initial annual base salary is $185,000.

     The employment agreement with Mr. Addison may be terminated: (i) by the Registrant for cause (as defined in the employment agreement) or without cause; (ii) by Mr. Addison for good reason (as defined in the employment agreement) or without good reason; or (iii) by the Registrant or Mr. Addison as a result of the disability (as defined in the employment agreement) of Mr. Addison.
     If Mr. Addison’s employment is terminated by the Registrant without cause or by Mr. Addison for good reason:
•	the Registrant will pay Mr. Addison an amount (the “Addison Severance Payment”) equal to the average of the last three completed calendar years (or the average of the last two full calendar years actually completed in the event Mr. Addison has completed less than three full calendar years of service) of his annual total cash compensation;

•	the Registrant will reimburse Mr. Addison for certain of the costs of obtaining COBRA health continuation coverage; and

•	any unvested stock option and/or restricted stock grants will become fully vested.
If the termination of employment by the Registrant without cause or by Mr. Addison for good reason occurs within 12 months following the effective date of a change in control (as defined in the employment agreement), the Addison Severance Payment is required to be paid in a lump sum within 15 days following the effective date of the termination of employment. Otherwise the Addison Severance Payment is required to be paid as follows: 50% of such amount is required to be paid within 15 days following the effective date of the termination of employment and the remaining 50% is required to be paid on the first to occur of (i) six months following the termination or (ii) March 15 of the year following the year of termination.
     If Mr. Addison’s employment is terminated as a result of his death or disability, any unvested stock option and/or restricted stock grants will become fully vested, and the Registrant will pay the costs of certain COBRA health continuation coverage.
     In the event of a change in control, all unvested stock option and/or restricted stock grants will vest immediately prior to the effective date of the change in control.
     The employment agreement includes provisions for the protection of the Registrant’s proprietary information and non-competition and non-solicitation provisions.
     The above description of Mr. Addison’s employment agreement is a summary of the material terms of the agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.4 of this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreement between Registrant and Charles P. McDonald.
     The employment agreement between the Registrant and Charles P. McDonald, the Chief Operating Officer of the Registrant's subsidiary, World Airways, Inc., is for an initial term that continues through May 3, 2007. If either party gives the other party written notice not less than 180 days prior to the end of the initial term that the party giving such notice intends not to renew the term of the employment agreement, the employment agreement will terminate at the end of such initial term. If such notice is not given and the employment agreement is not otherwise terminated in accordance with its terms, then the term of the employment agreement will renew each day following the initial term such that the term of the employment agreement remains a three-year term from day-to-day thereafter unless either party gives written notice of nonrenewal to the other party. In the event such notice of nonrenewal is given, the employment agreement and the term of employment will expire on the third anniversary following the date such written notice is received. The initial annual base salary is $210,000.
     The employment agreement with Mr. McDonald may be terminated: (i) by the Registrant for cause (as defined in the employment agreement) or without cause; (ii) by Mr. McDonald for good reason (as defined in the employment agreement) or without good reason; or (iii) by the Registrant or Mr. McDonald as a result of the disability (as defined in the employment agreement) of Mr. McDonald.
     If Mr. McDonald’s employment is terminated by the Registrant without cause or by Mr. McDonald for good reason:
•	The Registrant will pay to Mr. McDonald an amount (the “McDonald Severance Payment”) equal to (i) his base salary in effect at the time of termination, if such termination occurs during the initial term, and (ii) 1.5 times the average of the last three completed calendar years (or the average of the last two full calendar years actually completed in the event Mr. McDonald has completed less than three full calendar years of service) of his annual total cash compensation, if such termination occurs after the initial term;

•	the Registrant will reimburse Mr. McDonald for certain of the costs of obtaining COBRA health continuation coverage; and

•	any unvested stock option and/or restricted stock grants will become fully vested.
If the termination of employment by the Registrant without cause or by Mr. McDonald for good reason occurs within 12 months following the effective date of a change in control (as defined in the employment agreement), the McDonald Severance Payment is required to be paid in a lump sum within 15 days following the effective date of the termination of employment. Otherwise the McDonald Severance Payment is required to be paid as follows: 50% of such amount is required to be paid within 15 days following the effective date of the termination of employment and the remaining 50% is required to be paid on the first to occur of (i) six months following the termination or (ii) March 15 of the year following the year of termination.
     If Mr. McDonald’s employment is terminated as a result of his death or disability, any unvested stock option and/or restricted stock grants will become fully vested, and the Registrant will pay the costs of certain COBRA health continuation coverage.

     In the event of a change in control, all unvested stock option and/or restricted stock grants will vest immediately prior to the effective date of the change in control.
     The employment agreement includes provisions for the protection of the Registrant’s proprietary information and non-competition and non-solicitation provisions.
     The above description of Mr. McDonald’s employment agreement is a summary of the material terms of the agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.5 of this Current Report on Form 8-K and is incorporated herein by reference.
Employment Agreement between Registrant and Mark M. McMillin.
     The employment agreement between the Registrant and Mark M. McMillin, the General Counsel and Corporate Secretary of the Registrant, is for an initial term that continues through May 5, 2008. If either party gives the other party written notice not less than 180 days prior to the end of the initial term that the party giving such notice intends not to renew the term of the employment agreement, the employment agreement will terminate at the end of such initial term. If such notice is not given and the employment agreement is not otherwise terminated in accordance with its terms, then the term of the employment agreement will renew each day following the initial term such that the term remains a three-year term from day-to-day thereafter unless either party gives written notice of nonrenewal to the other party. In the event such notice of nonrenewal is given, the employment agreement and the term of employment will expire on the third anniversary following the date such written notice is received. The initial annual base salary is $175,000.
     The employment agreement with Mr. McMillin may be terminated: (i) by the Registrant for cause (as defined in the employment agreement) or without cause; (ii) by Mr. McMillin for good reason (as defined in the employment agreement) or without good reason; or (iii) by the Registrant or Mr. McMillin as a result of the disability (as defined in the employment agreement) of Mr. McMillin.
     If Mr. McMillin’s employment is terminated by the Registrant without cause or by Mr. McMillin for good reason:
•	the Registrant will pay Mr. McMillin an amount (the “McMillin Severance Payment”) equal to (i) 1.5 times his base salary in effect at the time of termination, if such termination occurs during the initial term and (ii) the average of the last three completed calendar years (or the average of the last two full calendar years actually completed in the event Mr. McMillin has completed less than three full calendar years of service) of his annual total cash compensation, if such termination occurs after the initial term;

•	the Registrant will reimburse Mr. McMillin for certain of the costs of obtaining COBRA health continuation coverage; and

•	any unvested stock option and/or restricted stock grants will become fully vested.

If the termination of employment by the Registrant without cause or by Mr. McMillin for good reason occurs within 12 months following the effective date of a change in control (as defined in the employment agreement), the McMillin Severance Payment is required to be paid in a lump sum within 15 days following the effective date of the termination of employment. Otherwise the McMillin Severance Payment amount is required to be paid as follows: 50% of such amount is required to be paid within 15 days following the effective date of the termination of employment and the remaining 50% is required to be paid on the first to occur of (i) six months following the termination or (ii) March 15 of the year following the year of termination.
     If Mr. McMillin’s employment is terminated as a result of his death or disability, any unvested stock option and/or restricted stock grants will become fully vested, and the Registrant will pay the costs of certain COBRA health continuation coverage.
     In the event of a change in control, all unvested stock option and/or restricted stock grants will vest immediately prior to the effective date of the change in control.
     The employment agreement includes provisions for the protection of the Registrant’s proprietary information and non-competition and non-solicitation provisions.
     The above description of Mr. McMillin’s employment agreement is a summary of the material terms of the agreement and does not purport to be complete. The description is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.6 of this Current Report on Form 8-K and is incorporated herein by reference.
Executive Officer Restricted Stock Award
     On September 1, 2006, the Compensation Committee of our Board of Directors approved the award of shares of restricted common stock of the Registrant to certain executive officers pursuant to the Amended and Restated 1995 Stock Incentive Plan of the Registrant as follows: Randy J. Martinez, 29,500 shares; Jeffrey L. MacKinney, 14,500 shares; Michael W. Towe, 8,000 shares; Mark M. McMillin, 6,000 shares; Charles P. McDonald, 7,500 shares; Robert R. Binns, 8,000 shares; Jeffrey W. Wehrenberg, 10,000 shares and Charles H.J. Addison, 5,000 shares. Such shares of restricted common stock vest in annual 25% increments beginning on the first anniversary of the date of award. Except as otherwise provided in the applicable employment agreement, if the executive officer’s employment is terminated, any unvested restricted common stock will be forfeited. In certain circumstances, the vesting of the restricted common stock is accelerated, as provided in the form of Restricted Stock Award evidencing such award, which is filed as Exhibit 10.7 to this Current Report on Form 8-K.
Item 2.02 Results of Operations and Financial Condition.
     On September 5, 2006 we issued a press release (the “Press Release”) which, among other things, set forth disclosure regarding our results of operations for the second quarter ended June 30, 2006 and updated third quarter 2006 guidance. A copy of the Press Release is furnished as part of this current report on Form 8-K as exhibit 99.1.

Item 8.01 Other Events.
     The Press Release also announced our intention to commence a modified “Dutch Auction” tender offer to purchase up to 2,222,222 shares of our Common Stock.
     The Press Release was for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of our common stock. The solicitation of offers to buy our common stock will only be made pursuant to the Offer to Purchase and related materials that we will send to our stockholders. Our stockholders should read those materials carefully because they will contain important information, including the various terms and conditions of the tender offer. Stockholders will be able to obtain copies of the Offer to Purchase, related materials filed by us as part of the statement on Schedule TO and other documents filed with the Securities and Exchange Commission through the Commission’s internet address at www.sec.gov without charge when these documents become available. Stockholders and investors may also obtain a copy of these documents, when available, as well as any other document we have filed with the Commission, without charge, from us or at the Investor Relation section of our website: www.worldairholdings.com. Stockholders are urged to carefully read these materials prior to making any decision with respect to the tender offer.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Executive Employment Agreement between Registrant and Randy J. Martinez
10.2	Form of Executive Employment Agreement between Registrant and Jeffrey L. MacKinney
10.3	Form of Executive Employment Agreement between Registrant and Robert R. Binns
10.4	Form of Executive Employment Agreement between Registrant and Charles H.J. Addison
10.5	Form of Executive Employment Agreement between Registrant and Charles P. McDonald
10.6	Form of Executive Employment Agreement between Registrant and Mark M. McMillin
10.7	Form of Restricted Stock Award for Executive Officers
99.1	Press Release Dated September 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIR HOLDINGS, INC.
By:	/s/ Michael W. Towe
Name:	Michael W. Towe
Title:	Chief Financial Officer

Dated: September 5, 2006